Exhibit (e)(2)

SCHEDULE B

TO THE DISTRIBUTION AGREEMENT

(Amended as of May 18, 2006)

Money Market Funds

Current Name	Prior Name

JPMorgan 100% U.S. Treasury Securities Money Market Fund	JPMorgan 100% U.S. Treasury Securities Money Market Fund

JPMorgan California Municipal Money Market Fund	JPMorgan California Tax Free Money Market Fund

JPMorgan Federal Money Market Fund	JPMorgan Federal Money Market Fund

JPMorgan New York Municipal Market Fund	JPMorgan New York Tax Free Money Market Fund

JPMorgan Prime Money Market Fund	JPMorgan Prime Money Market Fund

JPMorgan Tax Free Money Market Fund	JPMorgan Tax Free Money Market Fund

JPMorgan U.S. Government Money Market Fund	One Group Government Money Market Fund

JPMorgan Michigan Municipal Money Market Fund	One Group Michigan Municipal Money Market Fund

JPMorgan Municipal Money Market Fund	One Group Municipal Money Market Fund

JPMorgan Ohio Municipal Money Market Fund	One Group Ohio Municipal Money Market Fund

JPMorgan Liquid Assets Money Market Fund	One Group Prime Money Market Fund

JPMorgan U.S. Treasury Plus Money Market Fund	One Group U.S. Treasury Securities Money Market Fund

Equity Funds

Current Name	Prior Name

JPMorgan Capital Growth Fund	JPMorgan Capital Growth Fund

JPMorgan Disciplined Equity Fund	JPMorgan Disciplined Equity Fund

JPMorgan Diversified Fund	JPMorgan Diversified Fund

JPMorgan Dynamic Small Cap Fund	JPMorgan Dynamic Small Cap Fund

JPMorgan Asia Equity Fund	JPMorgan Fleming Asia Equity Fund

JPMorgan Emerging Markets Equity Fund	JPMorgan Fleming Emerging Markets Equity Fund

JPMorgan International Equity Fund	JPMorgan Fleming International Equity Fund

JPMorgan International Growth Fund	JPMorgan Fleming International Growth Fund

JPMorgan International Opportunities Fund	JPMorgan Fleming International Opportunities Fund

JPMorgan International Small Cap Equity Fund	JPMorgan Fleming International Small Cap Equity Fund

JPMorgan International Value Fund	JPMorgan Fleming International Value Fund

JPMorgan Intrepid European Fund	JPMorgan Fleming Intrepid European Fund

JPMorgan Japan Fund	JPMorgan Fleming Japan Fund

JPMorgan Intrepid International Fund	JPMorgan Fleming Tax Aware International Opportunities Fund and JPMorgan Tax Aware International Opportunities Fund

JPMorgan Global Healthcare Fund (to be deleted upon liquidation)	JPMorgan Global Healthcare Fund

JPMorgan Growth and Income Fund	JPMorgan Growth and Income Fund

Current Name	Prior Name

JPMorgan International Equity Portfolio	JPMorgan International Equity Portfolio

JPMorgan Intrepid America Fund	JPMorgan Intrepid America Fund

JPMorgan Intrepid Growth Fund	JPMorgan Intrepid Growth Fund

JPMorgan Intrepid Multi Cap Fund	JPMorgan Intrepid Investor Fund and JPMorgan Intrepid Contrarian Fund (name effective until 4/10/06)

JPMorgan Intrepid Value Fund	JPMorgan Intrepid Value Fund

JPMorgan Market Neutral Fund	JPMorgan Market Neutral Fund

JPMorgan Mid Cap Equity Fund	JPMorgan Mid Cap Equity Fund

JPMorgan Growth Advantage Fund	JPMorgan Mid Cap Growth Fund

JPMorgan Mid Cap Value Fund	JPMorgan Mid Cap Value Fund

JPMorgan Mid Cap Value Portfolio	JPMorgan Mid Cap Value Portfolio

JPMorgan Multi-Manager Small Cap Growth Fund	JPMorgan Multi-Manager Small Cap Growth Fund

JPMorgan Multi-Manager Small Cap Value Fund	JPMorgan Multi-Manager Small Cap Value Fund

JPMorgan Small Cap Equity Fund	JPMorgan Small Cap Equity Fund

JPMorgan Small Company Portfolio	JPMorgan Small Company Portfolio

JPMorgan Tax Aware Disciplined Equity Fund	JPMorgan Tax Aware Disciplined Equity Fund

JPMorgan Tax Aware Large Cap Growth Fund	JPMorgan Tax Aware Large Cap Growth Fund

JPMorgan Tax Aware Large Cap Value Fund	JPMorgan Tax Aware Large Cap Value Fund

JPMorgan Tax Aware U.S. Equity Fund	JPMorgan Tax Aware U.S. Equity Fund

JPMorgan Small Cap Core Fund	JPMorgan Trust Small Cap Equity Fund

JPMorgan U.S. Equity Fund	JPMorgan U.S. Equity Fund

JPMorgan U.S. Large Cap Core Equity Portfolio	JPMorgan U.S. Large Cap Core Equity Portfolio

JPMorgan U.S. Small Company Fund	JPMorgan U.S. Small Company Fund

JPMorgan Value Advantage Fund	N/A

Undiscovered Managers Small Cap Growth Fund	UM Small Cap Growth Fund

Undiscovered Managers Behavioral Growth Fund	Undiscovered Managers Behavioral Growth Fund

Undiscovered Managers Behavioral Value Fund	Undiscovered Managers Behavioral Value Fund

JPMorgan Realty Income Fund	Undiscovered Managers REIT Fund

JPMorgan Intrepid Mid Cap Fund	One Group Diversified Mid Cap Fund and JPMorgan Diversified Mid Cap Fund

JPMorgan Equity Income Fund	One Group Equity Income Fund

JPMorgan Equity Index Fund	One Group Equity Index Fund

JPMorgan International Equity Index Fund	One Group International Equity Index Fund

JPMorgan Large Cap Growth Fund	One Group Large Cap Growth Fund

JPMorgan Large Cap Value Fund	One Group Large Cap Value Fund

JPMorgan Market Expansion Index Fund	One Group Market Expansion Index Fund

JPMorgan Multi-Cap Market Neutral Fund	One Group Market Neutral Fund

JPMorgan Diversified Mid Cap Growth Fund	One Group Mid Cap Growth Fund

JPMorgan Diversified Mid Cap Value Fund	One Group Mid Cap Value Fund

JPMorgan U.S. Real Estate Fund	One Group Real Estate Fund

JPMorgan Small Cap Growth Fund	One Group Small Cap Growth Fund

JPMorgan Small Cap Value Fund	One Group Small Cap Value Fund

JPMorgan Technology Fund (to be deleted upon liquidation)	One Group Technology Fund

JPMorgan Insurance Trust Balanced Portfolio	One Group Investment Trust Balanced Portfolio and JPMorgan Investment Trust Balanced Portfolio

Current Name	Prior Name

JPMorgan Insurance Trust Diversified Equity Portfolio	One Group Investment Trust Diversified Equity Portfolio and JPMorgan Insurance Trust Diversified Equity Portfolio

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio	One Group Investment Trust Diversified Mid Cap Portfolio and JPMorgan Investment Trust Diversified Mid Cap Portfolio

JPMorgan Insurance Trust Equity Index Portfolio	One Group Investment Trust Equity Index Portfolio and JPMorgan Investment Trust Equity Index Portfolio

JPMorgan Insurance Trust Large Cap Growth Portfolio	One Group Investment Trust Large Cap Growth Portfolio and JPMorgan Investment Trust Large Cap Growth Portfolio

JPMorgan Insurance Trust Diversified Mid Cap Growth Portfolio	One Group Investment Trust Mid Cap Growth Portfolio and JPMorgan Investment Trust Mid Cap Growth Portfolio

JPMorgan Insurance Trust Diversified Mid Cap Value Portfolio	One Group Investment Trust Mid Cap Value Portfolio and JPMorgan Investment Trust Mid Cap Value Portfolio

JPMorgan Tax Aware Core Equity Fund	N/A

JPMorgan Tax Aware Diversified Equity Fund	N/A

JPMorgan Tax Aware International Fund	N/A

JPMorgan U.S. Large Cap Core Plus Fund	N/A

JPMorgan Micro Cap Fund	N/A

Highbridge Statistical Market Neutral Fund	N/A

JPMorgan Intrepid Long/Short Fund	N/A

JPMorgan Strategic Small Cap Value Fund (effective upon the effectiveness of the Fund’s registration statement)	N/A

JPMorgan Insurance Trust International Equity Portfolio	N/A

JPMorgan Insurance Trust Large Cap Value Portfolio	N/A

JPMorgan Insurance Trust Small Cap Equity Portfolio	N/A

Fixed Income Funds

Current Name	Prior Name

JPMorgan Bond Fund	JPMorgan Bond Fund

JPMorgan Bond Portfolio	JPMorgan Bond Portfolio

JPMorgan California Tax Free Bond Fund	JPMorgan California Bond Fund

JPMorgan Enhanced Income Fund	JPMorgan Enhanced Income Fund

JPMorgan Emerging Markets Debt Fund	JPMorgan Fleming Emerging Markets Debt Fund

JPMorgan Strategic Income Fund	JPMorgan Global Strategic Income Fund (name effective until 6/16/06)

JPMorgan Intermediate Tax Free Bond Fund	JPMorgan Intermediate Tax Free Income Fund

JPMorgan New York Tax Free Bond Fund	JPMorgan New York Intermediate Tax Free Income Fund

Current Name	Prior Name

JPMorgan Short Term Bond Fund	JPMorgan Short Term Bond Fund

JPMorgan Short Term Bond Fund II	JPMorgan Short Term Bond Fund II

JPMorgan Tax Aware Enhanced Income Fund	JPMorgan Tax Aware Enhanced Income Fund

JPMorgan Tax Aware Short-Intermediate Income Fund	JPMorgan Tax Aware Short-Intermediate Income Fund

JPMorgan Arizona Municipal Bond Fund	One Group Arizona Municipal Bond Fund

JPMorgan Core Bond Fund	One Group Bond Fund

JPMorgan Government Bond Fund	One Group Government Bond Fund

JPMorgan High Yield Bond Fund	One Group High Yield Bond Fund

JPMorgan Core Plus Bond Fund	One Group Income Bond Fund

JPMorgan Intermediate Bond Fund	One Group Intermediate Bond Fund

JPMorgan Kentucky Municipal Bond Fund	One Group Kentucky Municipal Bond Fund

JPMorgan Louisiana Municipal Bond Fund	One Group Louisiana Municipal Bond Fund

JPMorgan Michigan Municipal Bond Fund	One Group Michigan Municipal Bond Fund

JPMorgan Mortgage-Backed Securities Fund	One Group Mortgage-Backed Securities Fund

JPMorgan Municipal Income Fund	One Group Municipal Income Fund

JPMorgan Ohio Municipal Bond Fund	One Group Ohio Municipal Bond Fund

JPMorgan Short Duration Bond Fund	One Group Short-Term Bond Fund

JPMorgan Short Term Municipal Bond Fund	One Group Short-Term Municipal Bond Fund

JPMorgan Tax Free Bond Fund	One Group Tax-Free Bond Fund

JPMorgan Treasury & Agency Fund	One Group Treasury & Agency Fund

JPMorgan Ultra Short Duration Bond Fund	One Group Ultra Short-Term Bond Fund and JPMorgan Ultra Short Term Bond Fund (name effective until 7/1/06)

JPMorgan West Virginia Municipal Bond Fund	One Group West Virginia Municipal Bond Fund

JPMorgan Insurance Trust Core Bond Portfolio	One Group Investment Trust Bond Portfolio and JPMorgan Investment Trust Bond Portfolio

JPMorgan Insurance Trust Government Bond Portfolio	One Group Investment Trust Government Bond Portfolio and JPMorgan Investment Trust Government Bond Portfolio

JPMorgan Tax Aware Real Return Fund	N/A

JPMorgan Real Return Fund	N/A

Investor Funds

Current Name	Prior Name

JPMorgan Investor Balanced Fund	One Group Investor Balanced Fund

JPMorgan Investor Conservative Growth Fund	One Group Investor Conservative Growth Fund

JPMorgan Investor Growth & Income Fund	One Group Investor Growth & Income Fund

JPMorgan Investor Growth Fund	One Group Investor Growth Fund

JPMorgan SmartRetirement Funds

Current Name	Prior Name

JPMorgan SmartRetirement Income Fund	N/A

JPMorgan SmartRetirement 2010 Fund	N/A

JPMorgan SmartRetirement 2015 Fund	N/A

JPMorgan SmartRetirement 2020 Fund	N/A

JPMorgan SmartRetirement 2030 Fund	N/A

JPMorgan SmartRetirement 2040 Fund	N/A

*    *    *    *

J.P. Morgan Fleming Mutual Fund Group, Inc. J.P. Morgan Mutual Fund Group

J.P. Morgan Mutual Fund Investment Trust Undiscovered Managers Funds

J.P. Morgan Fleming Series Trust

J.P. Morgan Series Trust II

JPMorgan Trust I

JPMorgan Trust II

JPMorgan Investment Trust

Each on behalf of itself and each of its Funds

By:	/s/ Robert L. Young
Name:	Robert L. Young
Title:	Senior Vice President

JPMORGAN DISTRIBUTION SERVICES, INC.

By:	/s/ Nancy E. Fields
Name:	Nancy E. Fields
Title:	Vice President